Exhibit 99.2

HomeBanc Corp.

Earnings Conference Call For the Three and Six Months Ended June 30, 2005

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING

STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include statements regarding the Company’s expectations about portfolio growth, dividends and reductions in GAAP losses in future periods; REIT taxable income; statements regarding expectations and guidance of increased mortgage originations for the Company for 2005, total industry mortgage originations for 2005, and growth in the Company’s portfolio of retained mortgage loans; expectations of our ability to achieve improved funding costs and increase leverage for our portfolio; and the Company’s ability to achieve continued success in execution of our strategy. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix and our interest sensitive assets and liabilities; mortgage loan prepayment assumptions and estimated lives of loans; the risk that loan applications may not be indicative of loan origination volume realized in the future due to fallout from applicants not completing the application process or not closing a loan; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; risks related to the Company’s execution of its new business strategy and its ability to meet the requirements for operation as a REIT; the failure of assumptions underlying the establishment of reserves for possible loan and contingency losses and other estimates including estimates about loan prepayment rates, and the estimates and assumptions utilized in our hedging strategy; the execution of the Company’s phase II objectives; and the other risks described in the Company’s SEC reports and filings under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors.” You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

HomeBanc Participants

Patrick Flood – Chairman and CEO Kevin Race – President, COO and CFO Carol Knies – VP, Investor Relations

Highlights for Q2 2005

REIT taxable earnings (1) of $13.5 million or $0.24 per share, for the three month period GAAP consolidated net loss of $3.6 million or $0.06 per share, for the three month period REIT portfolio assets increased to $4.4 billion as of June 30, 2005, a 20% increase over March 31, 2005 Mortgage origination volume of $1.8 billion for the three months ended June 30, 2005 New loan application volume of $2.3 billion for the three months ended June 30, 2005 Mortgage loan applications in the pipeline of $1.6 billion at June 30, 2005

(1) REIT taxable earnings is a non-GAAP financial measure. We define REIT taxable earnings to be REIT earnings calculated under the Internal Revenue Code of 1986 for purposes of the REIT distribution requirement. A REIT is required to distribute 90% of its REIT taxable earnings, which in general, includes all dividends received from our taxable REIT subsidiaries. The most comparable GAAP measure is consolidated GAAP earnings. Federal tax laws calculate REIT taxable earnings in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings. Management believes that REIT taxable earnings is an additional meaningful measure of the Company’s operating performance. The Company uses REIT taxable earnings as the basis for establishing the amount of dividends payable to holders of the Company’s common stock. A reconciliation of REIT taxable earnings to consolidated GAAP earnings is provided at the end of this presentation.

Results Since IPO

For The Qtr. 9/30/04 For The Qtr. 12/31/04 For The Qtr. 3/31/05 For The Qtr. 6/30/05 Estimated For the Qtr. 9/30/05

Portfolio $2.0 b $2.9 b $3.7 b $4.4 b $5.4—$5.7 b

% Growth 45% 28% 20% 23%—30%

Dividend per

share $0.12 (1) $0.17 (1) $0.19 (2) $0.23 (2) $0.25—$0.27 (2)

% Increase 42% 12% 21% 9%—17%

Cons. GAAP

Net (Loss) Per Share ($0.61)(3) ($0.27)(3) ($0.15)(3) ($0.06)(3) ($0.02)—$0.00(3)

% Reduction 56% 44% 60% 66%—100%

(1) Based on actual shares outstanding of 45.5 million (2) Based on actual shares outstanding of 56.4 million (3) Based on average shares outstanding

Results Since IPO

As of 9/30/04 As of 12/31/04 As of 3/31/05 As of 6/30/05

Portfolio Net Interest Margin (1) 1.27% 1.33% 1.30% 1.28%

(1) Net interest margin is a non-GAAP financial measure defined as the weighted average coupon of the loans held for investment less the weighted average coupon of the debt, including the effect of derivative financial instruments. The net interest margin shown is a non-GAAP measure because it excludes other Company debt and earning assets and the related interest expense and interest income. The Company’s equity supporting the loans held for investment also is not taken into account in this calculation. The Company believes this is useful measure since it shows the earnings on loans held for investment after the cost of related debt which the Company believes is an important driver of REIT taxable income, which in turn forms the basis for dividends on our common stock.

HomeBanc’s Strategy

Profitability Purchase Product Process People

Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance

Process and Product

Customer Satisfaction

Customer Service Guarantee Redemptions

1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

1.00%

0.54%

0.43%

0.74%

0.41%

0.17%

2000 2001 2002 2003 2004 Q2 2005

Loan Closing Satisfaction Survey – “Top Box”

Q2 2005 Q2 2004 Change

80.2% 76% 5%

Q2 2005 response rate—76%

Q2 2005 Loan Originations

HomeBanc

74% ARM

26% FRM

Industry

33% ARM

67% FRM

June 2005 YTD Loan Originations

HomeBanc

76% ARM

24% FRM

Industry

32% ARM

68% FRM

Source: Internal data, MBA as of July 12, 2005

Product & Purchase

Loan Origination Statistics

Three Months Ended June 30, 2005

($ in Billions) FY 2005 Estimated FY 2004 % Change

MBA(1) Total Volume $2,738 $2,589 6%

HomeBanc Mortgage Corp. $6.3—$6.5 $5.6 13 – 16%

HBMC MBA – Industry (1)

($ in Billions) Q2 2005 % of Total Q2 2004 Q2 2005 % of Total Q2 2004

Purchase Volume $1.357 76% $1.296 $468 60% $409

Refinance Volume $0.436 24% $0.335 $312 40% $393

ARM Volume $1.321 74% $1.287 $257 33% $289

(1) Mortgage Bankers Association of America Long-Term Mortgage Finance Forecast as of July 12, 2005

Purchase

Strategic Marketing Alliances

As of June 30, 2005

Q2 2005 Q1 2005 % Change Q2 2004 % Change

# of Alliances 235 230 2% 135 74%

Realtors 108 88 72

Builders(1) 127 142 63

# of Locations 270 271 —- 185 46%

Realtors 143 129 122

Builders(1) 127 142 63

(1) The number of builder alliances and locations may vary based upon the number and duration of the builder development projects, and therefore is expected to vary more than the realtor alliance data.

Credit Performance

Industry Delinquency Statistics

As of March 31, 2005

1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

0.47%

0.46%

0.42%

1.29%

1.15%

1.08%

New Foreclosures

Foreclosure Inventory

Q1 2004

Q4 2004

Q1 2005

Source: National Delinquency Survey from the Mortgage Bankers Association

Credit Performance

Delinquency Performance

As Of March 31, 2005

Servicing Category # of Loans % 30 Day Delinquency % 60 Day Delinquency % 90+ Days Delinquency % Foreclosure

Serviced for HomeBanc 20,138 0.60% 0.08% 0.05% <0.01%

MBA Southeast Prime ARMs 780,204 1.52% 0.32% 0.22% 0.52%

Delinquency percentages are calculated on a unit count basis. 90+ day delinquencies includes delinquent loans in bankruptcy. HomeBanc had one REO property as of March 31, 2005.

Source: Q12005 National Delinquency Survey from the Mortgage Bankers Association (March 31, 2005)

Portfolio Statistics

As of June 30, 2005

Portfolio Composition

Other 5.9%

7/6 Hybrid 6.4%

5/6 Hybrid 38.7%

1-Month I/Os 10.8%

6-Month I/Os 26.0%

3/6 Hybrid 12.2%

Portfolio Geography

NC 4%

FL 52%

GA 43%

Other 1%

Portfolio Statistics

As of June 30, 2005

Loan-to-Value

100% 80% 60% 40% 20% 0%

< 70%

70 - 80%

> 80%

First Lien

Second Lien

First Lien Average Unpaid Principal Balance $229,000 First Lien Average LTV – 78.8% Second Lien Average LTV – 93%

FICO Score

50% 40% 30% 20% 10% 0%

< 650

650 - 724

725 - 775

> 775

First Lien

Second Lien

Second Lien Average Unpaid Principal Balance $40,600 First Lien Average FICO – 726 Second Lien Average FICO—730

Profitability

Highlights

REIT taxable income of $13.5 million, or $0.24 per share and REIT dividends paid of $0.23 per share, for the three months ended June 30, 2005 GAAP consolidated net loss of $3.6 million, or $0.06 per share, for the three months ended June 30, 2005 Total consolidated revenues increased 36% to $28.2 million for three months ended June 30, 2005 compared to $20.8 million for the three months ended March 31, 2005 Net interest income of $15.5 million for the three months ended June 30, 2005, an increase of 40%, from $11.1 million for the three months ended March 31, 2005 Total expenses for the second quarter of 2005 increased $1.6 million, or 5%, to $33.5 million compared to the first quarter of 2005 REIT portfolio assets at June 30, 2005 of $4.4 billion, up from $3.7 billion at March 31, 2005, an increase of 20% Total loans retained for investment represented 56% of new loans originated in the quarter

Profitability

REIT Portfolio Drives Dividend

As 0f June 2005 $ in thousands Balance Wtd Avg Yield/Rate

Loans held for investment (LHFI)1

Securitized $3,665

Non-securitized 737

Total loans $4,402 5.22%

Debt2

Collateralized debt obligations $3,707

Warehouse & aggregation facilities 476

Trust Preferred 52

Total debt $4,235 3.94%

Net interest margin3 1.28%

Less:

Servicing of LHFI 0.10

Charge-offs of LHFI 0.00

REIT General & Administrative 0.10

REIT taxable income 1.08%

REIT equity (ROE)1, 4 $210 22.6%

1 The loan amounts include the related loan premium, and the Weighted Average Yield/Rate percentages reflect the estimated amortization of the loan premium over the loans’ estimated lives. 2 Debt includes the long-term debt, plus the short term aggregation facilities and warehouse debt that the REIT uses to finance loans held for investment and reflects the effect of derivative financial instruments.

3 Net interest margin is a non-GAAP financial measure defined as the weighted average yield/rate of the loans held for investment less the weighted average yield/rate of the debt, including the effect of derivative financial instruments. The net interest margin shown is a non-GAAP measure because it excludes other Company debt and earning assets and the related interest expense and interest income. The Company’s equity supporting the loans held for investment also is not taken into account in this calculation. The Company believes this is useful measure since it shows the earnings on loans held for investment after the cost of related debt which the Company believes is an important driver of REIT taxable income, which in turn forms the basis for dividends on our common stock.

4 REIT equity and ROE are also non-GAAP measures. The REIT equity is the difference between the total loans and the total debt, plus the amount of loan premium. The REIT ROE is calculated by multiplying the total loans by the REIT taxable income percentage divided by the REIT equity. The Company believes this is a useful measure of the return on the equity held to support the loans held for investment and indicates the effects of leverage on the return on such equity and of the returns that such loans may be viewed as generating for shareholders after taking into account direct debt financing costs. Since it does not include all items of income or expense, or the income or expenses of subsidiaries or all equity used by the Company and its subsidiaries, it is a non-GAAP measure that is significantly different from return on the Company’s total GAAP equity.

Profitability

Execution In The Securitization Market

Closing Securitization Series Size of Offering ($ in millions) Wtd. Avg. Spread to LIBOR

5/27/05 2005-3 $980 0.28%

3/31/05 2005-2(1) $171 0.37%

2/23/05 2005-1 $1,097 0.32%

10/29/04 2004-2 $898 0.43%

7/30/04 2004-1 $993 0.47%

Total $4,139 0.37%

Over $4.1 billion of successful securitization transactions to date – 80% of total portfolio permanently funded Total average spread to LIBOR of 0.37% over five transactions Average equity retained of 2.1%

(1) Series 2005-2 only included second-lien mortgage loans, whereas the other series included virtually only first-lien mortgage loans

Profitability

Duration Gap Based on Interest Rate Resets

As of June 2005

Avg. Months to Interest Rate Reset

Loans(1) 24.0 months

Debt (0.9) months

Interest Reset Gap Unadjusted 23.1 months

Effect of Derivative Financial Instruments(2) (23.5) months

Net Interest Rate Duration Gap(3) (0.4) months

(1) Prepayment adjusted at an estimated 15% Constant Prepayment Rate (CPR) (2) Derivative financial instruments consist of interest rate swaps based on contractual maturities, and interest rate options based on effective duration + 100 basis points (3) Net change in number of months for the interest rate to reset on loans versus corresponding changes in interest rate on debt, net of derivative financial instruments

Profitability

2005 Portfolio Prepayment History

As of June 2005

Unadjusted CPR Unadj. 3 Mos. Rolling Avg. Seasonally Adjusted (1) Seasonally Adj. (1) 3 Mos. Rolling Avg.

January 10.6% — 12.3% —

February 13.7% — 17.6% —

March 21.5% 15.3% 26.5% 18.8%

April 21.1% 18.8% 22.9% 22.3%

May 21.5% 21.4% 21.3% 23.6%

June 30.2% 24.3% 28.0% 24.1%

(1) Seasonal adjustments are based on internal Company data.

Profitability

Servicing Activities

June 30, 2005

($s in millions) Servicing Portfolio 6/30/05 Unpaid Principal Balance 3/31/05 Unpaid Principal Balance % Change 6/30/05 Units 3/31/05 Units % Change

Loans serviced for 3rd parties $786 $524 50% 3,284 2,248 46%

Loans serviced for the REIT 4,402 3,656 20% 23,487 22,219 6%

Total (1) $5,188 $4,180 24% 26,771 24,467 9%

Weighted Avg. Service Fee 0.36% 0.36%

REIT portfolio delinquency 90 days or more = 0.08% (on a unit basis) at June 30, 2005, compared to 0.03% (on a unit basis) at March 31, 2005

(1) Excludes mortgage loans held for sale

Profitability

Q3 2005 Guidance (Estimated)

HBMC (TRS) full year 2005 total new loan volume of approximately $6.3 to $6.5 billion HBMC mortgage loan volume of approximately $1.6 to $1.8 billion in Q3 Total REIT (HMB) loan portfolio at September 30, 2005 of $5.4 billion to $5.7 billion REIT taxable earnings per share of $0.25 to $0.27 for Q3 based on an estimated 56.4 million shares outstanding Consolidated GAAP net loss/income of ($0.02) to $0.00 per share for Q3 2005 based on an estimated 56.4 million shares outstanding

Profitability

Q4 2005 Guidance (Estimated)

REIT taxable earnings per share of $0.29 to $0.31 for Q4 2005 based on an estimated 56.4 million shares outstanding Consolidated GAAP net income of $0 to $0.04 per share for Q4 2005 based on an estimated 56.4 million shares outstanding

Profitability

Dividend Reinvestment & Stock Purchase Plan

We offer a Dividend Reinvestment and Stock Purchase Plan to shareholders of record SunTrust Bank is the plan administrator For information on the plan and registration materials, contact SunTrust Bank at 800-568-3476

Q2 EARNINGS CALL

Non-GAAP Reconciliation
REIT Taxable Income

($s in thousands)	Three Months Ended June 30, 2005	Six Months Ended June 30, 2005
REIT Taxable Income[1]	$13,534	$24,221
Taxable REIT Subsidiaries Taxable Loss	(3,719)	(21,091)
GAAP Eliminations[2]	(15,121)	(19,502)
Tax Benefit	1,664	5,172
Consolidated GAAP Loss (Post-tax)	($ 3,642)	($11,200)

(1) We define REIT taxable income to be REIT taxable income calculated under the Internal Revenue Code of 1986 for purposes of the REIT distribution requirement. A REIT is required to distribute 90% of REIT taxable income, which, in general, includes all dividends received from taxable REIT subsidiaries (TRSs) (generally, calculated without regard to the dividends paid deduction for distributions paid to REIT shareholders, and earnings retained by TRSs), plus 90% of net after-tax income from foreclosure property. REIT taxable income is a non-GAAP financial measure. Because of the REIT tax requirements on distributions, management believes that REIT taxable income is an additional meaningful measure to evaluate our operating performance. The most comparable GAAP measure is net income (loss). REIT taxable income should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. HomeBanc uses REIT taxable income as the basis for establishing the amount of dividends payable to holders of its common stock.

(2) Consists primarily of intercompany gains on sale of loans from taxable REIT subsidiaries to HomeBanc Corp. excluded from income by SFAS No. 65, as amended, and includes the elimination of amortization of loan premium.

24

HOMEBANC CORP.

Non-GAAP Reconciliation

Debt As of June 2005

($ in thousands)

Warehouse lines of credit $286

Aggregation credit facilities 405

Collateralized debt obligations 3,707

Junior subordinated debentures representing

obligations for trust preferred securities 52

Total GAAP Debt 4,450

Less: Debt at taxable REIT subsidiaries (TRSs) 215

REIT Debt $4,235

As a Reminder....

An audio recording of this conference call will be available through August 24, 2005. To listen to the recording, please dial 800-405-2236. The replay access code is 11034438. An audio recording and a copy of this slide presentation will be available on the HomeBanc website within 24 hours at www.HomeBanc.com and www.earnings.com.